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                           SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                      FORM 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: January 23, 2001



                              OAK HILL FINANCIAL, INC.
               (Exact Name of Registrant as specified in its charter)



      Ohio                              0-26876                   31-1010517
-----------------                  ----------------          -----------------
(State or other                   (Commission File No.)       (IRS Employer
jurisdiction of                                                Identification
incorporation or                                                    Number)
organization)
                                  14621 State Route 93
                                   Jackson, Ohio 44640
                                      (740) 296-3283
                   (Address, including zip code and telephone number
                          including area code or Registrant's
                             principal executive offices)



                                     Not Applicable
            (Former name or former address if changed since last report)



Item 5.  Other Events.

       On January 19, 2001, Oak Hill Financial Inc., ("Oak Hill") issued a news release announcing its earnings for the fourth quarter and the twelve months ended December 31, 2000. The information contained in the news release, which is

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attached as Exhibit 99 to this Form 8-K is incorporated herein by this reference.

        The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature and extent of legislative and regulatory actions and reforms; and extended disruption of vital infrastructure.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit No.                    Description

                  99 Press release of Oak Hill Financial, Inc., dated January 19, 2001, announcing the company's earnings for the fourth quarter 2000.



                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OAK HILL FINANCIAL, INC.


Dated: January 23, 2001                 By: /s/ H. Tim Bichsel
                                            ------------------------
                                            H. Tim Bichsel, Secretary



                             EXHIBIT INDEX

Exhibit No.                     Description

   99 Press release of Oak Hill Financial, Inc., dated January 19, 2001 announcing the Company's earnings for the fourth quarter 2000.